                      BAY VIEW SECURITIZATION CORPORATION
                      FOR REMITTANCE DATE:  JUNE 30, 1998



A.  PRINCIPAL BALANCE RECONCILIATION
                                                                                                                  NUMBER OF
                                                         A-1                     A-2            TOTAL              ACCOUNTS
                                                    ----------------------------------------------------------------------------
(A)  Original Principal Balance                      200,979,000.00          52,245,989.00   253,224,989.00                21106
                                                    ----------------------------------------------------------------------------
(B)  Beginning Period Principal Balance               59,791,345.99          52,245,989.00   112,037,334.99                11607
                                                    ----------------------------------------------------------------------------
(C)  Collections (Regular Payments)                    3,208,850.24                   0.00     3,208,850.24                  N/A
                                                    ----------------------------------------------------------------------------
(D)  Collections (Principal Payoffs)                   2,798,806.61                   0.00     2,798,806.61                  472
                                                    ----------------------------------------------------------------------------
(E)  Collections (Principal Recoveries)                        0.00                   0.00             0.00
                                                    ----------------------------------------------------------------------------
(F)  Withdrawal from Payahead (Principal)                 58,951.06                   0.00        58,951.06                  N/A
                                                    ----------------------------------------------------------------------------
(G)  Principal Reductions (Other)                              0.00                   0.00             0.00                    0
                                                    ----------------------------------------------------------------------------
(H)  Gross Charge Offs                                   378,623.80                   0.00       378,623.80                   51
                                                    ----------------------------------------------------------------------------
(I)  Repurchases                                          34,769.22                   0.00        34,769.22                   20
                                                    ----------------------------------------------------------------------------
(J)  Ending Balance                                   53,311,345.06          52,245,989.00   105,557,334.06                11064
                                                    ----------------------------------------------------------------------------

Notional Principal Balance:
(K)  Beginning                                                                                45,120,492.38
                                                                                          -----------------
(L)  Ending                                                                                   40,983,967.50
                                                                                          -----------------

(M)  Certificate Factor                                  26.5258286%           100.0000000%      41.6851964%
                                                    -------------------------------------------------------

B.  CASH FLOW RECONCILIATION
                                                                                                 TOTAL
                                                                                          -----------------
(A)  Cash Wired                                                                                7,280,596.87
                                                                                          -----------------
(B)  Interest Wired/Earned                                                                        22,887.90
                                                                                          -----------------
(C)  Withdrawal from Payahead Account                                                             58,951.06
                                                                                          -----------------
(D)  Advances                                                                                          0.00
                                                                                          -----------------
(E)  Repurchases                                                                                  34,769.22
                                                                                          -----------------
(F)  Gross Charge-Off Recoveries                                                                  25,339.99
                                                                                          -----------------
(G)  Gross Charge-Off Advances                                                                    30,446.58
                                                                                          -----------------
(H)  Spread Account Withdrawal                                                                         0.00
                                                                                          -----------------
(I)  "A" Surety Bond Draw for "I" Interest                                                             0.00
                                                                                          -----------------
(J)  "A" Surety Bond Draw for  "A-1" Principal or Interest                                             0.00
                                                                                          -----------------
(K)  "A" Surety Bond Draw for "A-2" Principal or Interest                                              0.00
                                                                                          -----------------

                                                                                          -----------------
             TOTAL COLLECTIONS                                                                 7,452,991.62
                                                                                          -----------------


C.  TRUSTEE DISTRIBUTION
                                                                                                  TOTAL
                                                                                          -----------------
(A)  Total Cash Flow                                                                           7,452,991.62
                                                                                          -----------------
(B)  Unrecovered Interest Advances                                                                29,988.40
                                                                                          -----------------
(C)  Servicing Fee (Due and Unpaid)                                                               93,364.45
                                                                                          -----------------
(D)  Interest to "A-1" Certificate Holders, including Overdue                                    313,406.31
                                                                                          -----------------
(E)  Interest to "A-2" Certificate Holders, including Overdue                                    286,917.56
                                                                                          -----------------
(F)  Interest to "I" Certificate Holders, including Overdue                                      118,441.29
                                                                                          -----------------
(G)  Principal to "A-1" Certificate Holders, including Overdue                                 6,480,000.93
                                                                                          -----------------
(H)  Principal to "A-2" Certificate Holders, including Overdue                                         0.00
                                                                                          -----------------
(I)  Reinsurance Fee                                                                                   0.00
                                                                                          -----------------
(J)  Surety Bond Fee                                                                              15,145.55
                                                                                          -----------------
(K)  First Loss Protection                                                      1,140.88
                                                                 -----------------------
(L)  Surety Bond Premium                                                       14,004.67
                                                                 -----------------------
(M)  Interest Advance Recovery Payments                                                           31,709.82
                                                                                          -----------------
(N)  Unreimbursed Draws on Class "A" Surety Bond for Class "A-1" Interest                              0.00
                                                                                          -----------------
(O)  Unreimbursed Draws on Class "A" Surety Bond for Class "A-2" Interest                              0.00
                                                                                          -----------------
(P)  Unreimbursed Draws on Class "A" Surety Bond for Class "I" Interest                                0.00
                                                                                          -----------------
(Q)  Deposit to Payahead                                                                               0.00
                                                                                          -----------------

                      BAY VIEW SECURITIZATION CORPORATION
                      For Remittance Date:  June 30, 1998

(R)  Bank Account Interest to Servicer                                                                      22,887.90
                                                                                                    -----------------
(S)  Excess Yield                                                                                           61,129.42
                                                                                                    -----------------

             BALANCE                                                                                             0.00
                                                                                                    -----------------

D.  SPREAD ACCOUNT AND SURETY RECONCILIATION
                                                                                       SPREAD ACCOUNT       SURETY BOND
                                                                                 -----------------------------------------
(A)  Beginning Balance                                                                      3,222,997.26   109,731,718.26
                                                                                 ----------------------------------------
(B)  Additions to Spread Amount                                                                61,129.42              N/A
                                                                                 ----------------------------------------
(C)  Interest Earned                                                                           14,234.57
                                                                                 ----------------------------------------
(D)  Draws                                                                                          0.00             0.00
                                                                                 ----------------------------------------
(E)  Reimbursement for Prior Draws                                                                   N/A             0.00
                                                                                 ----------------------------------------
(F)  Distribution of Funds to  "IC" Class or Servicer                                               0.00             0.00
                                                                                 ----------------------------------------
(G)  Ending Balance                                                                         3,298,361.25   103,146,466.40
                                                                                 ----------------------------------------

(H)  Required Balance                                                                       3,958,400.03   103,146,466.40
                                                                                 ----------------------------------------
(I)  Distribution to "IC" Class                                                                     0.00
                                                                                 -----------------------

E.  CURRENT RECEIVABLES DELINQUENCY
         #PAYMENT DELINQUENCY                                                NUMBER            BALANCE
         --------------------                              ---------------------------------------------
(A)  31-60                                                                     46             467,471.38
                                                           ---------------------------------------------
(B)  61-90                                                                     28             283,783.78
                                                           ---------------------------------------------
(C)  91+                                                                       10             127,290.86
                                                           ---------------------------------------------
(D)  Total                                                                     84             883,546.02
                                                           ---------------------------------------------

F.  EXCESS YIELD
                                                                  EXCESS YIELD               POOL               EXCESS YIELD
        MONTH                                                        BALANCE              BALANCE               (ANNUALIZED %)
        -----                                              ------------------------------------------------------------------
(A)  Current                                                            61,129.42         105,557,334.06           0.6949%
                                                           --------------------------------------------------------------
(B)  1st Previous                                                       42,428.84         112,037,334.99           0.4544%
                                                           --------------------------------------------------------------
(C)  2nd Previous                                                      210,199.22         118,039,767.11           2.1369%
                                                           --------------------------------------------------------------
(D)  3rd Previous                                                      128,018.13         124,630,130.46           1.2326%
                                                           --------------------------------------------------------------
(E)  4th Previous                                                      195,671.17         131,946,266.49           1.7796%
                                                           --------------------------------------------------------------
(F)  5th Previous                                                      235,613.31         138,584,290.24           2.0402%
                                                           --------------------------------------------------------------
(G)  Six-Month Rolling Excess Yield (>=1.75%)                          145,510.02         121,799,187.23           1.4336%
                                                           --------------------------------------------------------------

G.  DELINQUENCY RATE (31+)
                                                                    MONTH                   POOL
        MONTH                                                      BALANCE                BALANCE                %
        -----                                              --------------------------------------------------------------
(A)  Current                                                           883,546.02         105,557,334.06           0.8370%
                                                           --------------------------------------------------------------
(B)  1st Previous                                                    1,281,746.83         112,037,334.99           1.1440%
                                                           --------------------------------------------------------------
(C)  2nd Previous                                                    1,218,770.40         118,039,767.11           1.0325%
                                                           --------------------------------------------------------------
(D)  Three-Month Rolling Average (less than 2%)                      1,128,021.08         111,878,145.39           1.0083%
                                                           --------------------------------------------------------------

H.  NET LOSS RATE
                                                                                 LIQUIDATION     AVERAGE               DEFAULTED
        MONTH                                          BALANCE                    PROCEEDS       BALANCE             (ANNUALIZED)
        -----                                  -----------------------------------------------------------------------------------
(A)  Current                                               611,639.68             258,355.87   108,797,334.53               3.8966%
                                               -----------------------------------------------------------------------------------
(B)  1st Previous                                          372,172.09             177,478.21   115,038,551.05               2.0309%
                                               -----------------------------------------------------------------------------------
(C)  2nd Previous                                          422,798.01             196,487.95   121,334,948.79               2.2382%
                                               -----------------------------------------------------------------------------------
(D)  Three-Month Rolling Average Net
     Default Rate less than 3%                             468,869.93             210,774.01   115,056,944.79               2.6918%
                                               -----------------------------------------------------------------------------------


                      BAY VIEW SECURITIZATION CORPORATION
                      For Remittance Date:  June 30, 1998

I.  CHARGE-OFF / RECOVERIES
                                                                    NUMBER                BALANCE
                                                           ---------------------------------------------
(A)  Collection Period Charge-Off Receivables                                  51             378,623.80
                                                           ---------------------------------------------
(B)  Gross Charge-Offs Cumulative Receivables                                 695           4,968,238.41
                                                           ---------------------------------------------
(C)  Collection Period Recoveries on Charge-Offs                               NA              25,339.99
                                                           ---------------------------------------------
(D)  Recoveries on Charge-Offs To-Date                                         NA             380,392.57
                                                           ---------------------------------------------

J. REPOSSESSIONS
(A)  Collection Period Repossessions                                           17             213,446.11
                                                           ---------------------------------------------
(B)  Aggregate Repossessions                                                  474           5,603,211.47
                                                           ---------------------------------------------
(C)  Unliquidated Repossessions                                                20             265,424.14
                                                           ---------------------------------------------

K.  FORCED PLACE INSURANCE
(A)  FPI Charge-Offs                                                            0                   0.00
                                                           ---------------------------------------------
(B)  FPI Canceled/Waived/Removed/ Reversed                                      0                   0.00
                                                           ---------------------------------------------

L.  PAYAHEAD RECONCILIATION
(A)  Beginning Balance                                                 608,981.86
                                                           ----------------------
(B)  Deposit                                                                 0.00
                                                           ----------------------
(C)  Withdrawal                                                         58,951.06
                                                           ----------------------
(D)  Ending Balance                                                    550,030.80
                                                           ----------------------



Approved By:    /s/ Michael A. Benavides
                ------------------------
                Michael A. Benavides
                Vice President, Controller
                Bay View Credit